                                                                 EXHIBIT 10.8(a)


                       Facility Site Sublease Agreement
                                     (L1)


                         Dated as of December 19, 2000

                                    between

                              MORGANTOWN OL1 LLC,
                              as Ground Sublessor

                                      and

                      SOUTHERN ENERGY MID-ATLANTIC, LLC,
                              as Ground Sublessee


                              MORGANTOWN  STATION


                LAND LOCATED IN THE 5/TH/ ELECTION DISTRICT, IN
                    CHARLES COUNTY, MARYLAND, IN CONNECTION
                 WITH TWO COAL-FIRED ELECTRIC GENERATING UNITS

                               Table of Contents

                                                                                                            Page
SECTION 1   DEFINITIONS.....................................................................................   2

SECTION 2   SUBLEASE OF THE GROUND INTEREST.................................................................   3
     Section 2.1.   Sublease of the Ground Interest.........................................................   3
     Section 2.2.   Basic Site Sublease Term................................................................   3
     Section 2.3.   Renewal Site Sublease Term..............................................................   3
     Section 2.4.   Return of the Ground Interest...........................................................   4
     Section 2.5.   Early Termination.......................................................................   4

SECTION 3   SUBORDINATION TO FACILITY SITE LEASE HEREIN.....................................................   4

SECTION 4   SUBRENT.........................................................................................   5

SECTION 5   LIENS...........................................................................................   5

SECTION 6   SECURITY FOR THE GROUND SUBLESSOR'S OBLIGATION UNDER THE LESSOR NOTES...........................   6

SECTION 7   NONMERGER OF INTERESTS..........................................................................   6

SECTION 8   INSURANCE.......................................................................................   7

SECTION 9   CONDEMNATION OR DAMAGE OR DESTRUCTION...........................................................   7

SECTION 10  HYPOTHECATION/ASSIGNMENT........................................................................   7
     Section 10.1.  Lien on Leasehold Prohibited............................................................   7
     Section 10.2.  Assignment of the Ground Sublessor's Rights.............................................   7

SECTION 11  TAXES...........................................................................................   7

SECTION 12  MISCELLANEOUS...................................................................................   8
     Section 12.1.  Notices.................................................................................  10
     Section 12.2.  Governing Law...........................................................................  10
     Section 12.3.  Limitation of Liability.................................................................  10
     Section 12.4.  Memorandum..............................................................................  10

                       Facility Site Sublease Agreement
                                     (L1)

          This FACILITY SITE SUBLEASE AGREEMENT (LI), dated as of December 19, 2000 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Facility Site Sublease"), between
                                             ----------------------
MORGANTOWN OL1 LLC, a Delaware limited liability company (the "Ground
                                                               ------
Sublessor") created for the benefit of SEMA OP1 LLC, a Delaware limited
---------
liability company (the "Owner Participant"), and SOUTHERN ENERGY MID-ATLANTIC,
                        -----------------
LLC, a Delaware limited liability company (the "Ground Sublessee").
                                                ----------------

                                 WITNESSETH:

          WHEREAS, the Ground Sublessor is governed by the Limited Liability Agreement, dated as of December 18, 2000 (the "Lessor LLC Agreement"), between
                                               --------------------
Wilmington Trust Company acting thereunder not in its individual capacity but solely as independent manager (the "Owner Manager") and the Owner Participant;
                                    -------------

          WHEREAS, pursuant to the Land Deed and the Bill of Sale dated as of the date hereof, the Ground Sublessee has acquired from Potomac Electric Power Company or its successors or assigns ("Pepco"), inter alia, that certain land,
                                       -----
in the Fifth Election District, in Charles County, Maryland, and more particularly described in Exhibit A attached hereto and made a part hereof (the
                          ---------
"Morgantown Land"), together with certain improvements and fixtures located
 ---------------
thereon or thereunder (the "Morgantown Improvements") other than the Facility;
                            -----------------------

          WHEREAS, pursuant to the Facility Deed and the Bill of Sale, the Ground Sublessor has acquired from Pepco an undivided ownership interest in the Facility (which interest is defined in Appendix A to the Participation Agreement as the "Undivided Interest") and which Facility includes (1) the Morgantown
        ------------------
Base-Load Units 1 and 2 comprised of the 1,164 megawatt (net) coal-fired electric generating units and (2) certain other improvements and fixtures which are located above-ground, all as more particularly described in Exhibit B
                                                                ---------
attached hereto and made a part hereof, as a tenant-in-common with the other owners of undivided ownership interests in the Facility;

          WHEREAS, the Facility is located on that certain portion of the Morgantown Land more particularly described in Exhibit C attached hereto and
                                               ---------
made a part hereof (the "Facility Land") and with respect to the transmission
                         -------------
lines only (which transmission lines are included as part of the Facility, as described on Exhibit B attached hereto) on a portion of the Retained Morgantown
             ---------
Land (that portion of the Retained Morgantown Land on which the transmission lines are located is referred to as the "Retained Morgantown Land Transmission
                                         -------------------------------------
Line Area");
---------

          WHEREAS, all of the Morgantown Improvements located under the Facility Land are herein referred to as the "Leased Morgantown Improvements";
                                    ------------------------------

          WHEREAS, the Facility Land and the Leased Morgantown Improvements (collectively, the "Facility Site") do not include the Facility or any part(s)
                    -------------
thereof, and no part of the Facility is being leased to the Ground Sublessee hereunder;

          WHEREAS, pursuant to that certain Facility Site Lease and Easement Agreement (L1) dated as of December 19, 2000 between the Ground Sublessee, as ground lessor, and the Ground Sublessor, as ground lessee (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Facility Site Lease"), (i) the Ground Sublessee has
                         -------------------
reserved unto itself, its successors and assigns, certain non-exclusive easements, (ii) the Ground Sublessee has leased to the Ground Sublessor a 35% undivided leasehold interest in the Facility Site as a tenant-in-common with, pursuant to the Other Facility Site Leases, six (6) other owners of undivided leasehold interests in the Facility Site and has granted to the Ground Sublessor certain non-exclusive easements (such undivided leasehold interest, together with the non-exclusive easements granted to the Ground Sublessor thereunder, and subject to the non-exclusive easements reserved by the Ground Sublessee thereunder, and together with, and subject to, all easements and appurtenances to the Facility Site (including (i) those granted by Pepco pursuant to the Easement, License and Attachment Agreement (Morgantown Station) dated on or about date hereof among Pepco, the Ground Sublessee and Southern Energy Piney Point, LLC ("Southern Piney Point"), which is intended to be
                          --------------------
recorded in the appropriate recorder's office in Charles County, Maryland (excluding any rights granted therein to Ground Sublessee and Southern Piney Point in connection with the Chalk Point Station located in Prince George's County, Maryland), and (ii) those granted by Pepco pursuant to the Assignment and Assumption of License Agreement and Easement Agreements dated on or about the date hereof between Pepco and Southern Piney Point, which is intended to be recorded in the appropriate recorders' offices in St. Mary's County and in Charles County, Maryland), the "Ground Interest");
                                ---------------

          WHEREAS, pursuant to that certain Facility Lease Agreement (L1) dated as of December 19, 2000 between the Ground Sublessor, as lessor, and the Ground Sublessee, as lessee (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Facility Lease") the
                                                        --------------
Ground Sublessee is leasing the Undivided Interest from the Ground Sublessor;
and

          WHEREAS, pursuant to this Facility Site Sublease, the Ground Sublessor is subleasing the Ground Interest to the Ground Sublessee for a term coterminous with that of the Facility Lease.

          NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS

          Capitalized terms used in this Facility Site Sublease, including the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement (L1), dated as of December 18, 2000 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among the Ground Sublessee, the Ground
           -----------------------
Sublessor, the Owner Manager, the Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and as Lease Indenture Trustee. The general provisions of Appendix A to the Participation Agreement shall apply to terms used in this Facility Site Sublease.

SECTION 2.  SUBLEASE OF THE GROUND INTEREST

Section 2.1. Sublease of the Ground Interest. The Ground Sublessor hereby subleases to the Ground Sublessee, and the Ground Sublessee hereby subleases from the Ground Sublessor, the Ground Interest, upon the terms and conditions set forth herein. The Ground Sublessor and the Ground Sublessee understand and agree that (a) fee title to the Facility Site remains vested in the Ground Sublessee and, (b) this sublease of the Ground Interest is subject to the Permitted Encumbrances and (c) fee title to the Undivided Interest is vested in the Ground Sublessor. Title to the Facility, all Components, Replacement Components and every portion thereof is severed, and shall be and remain severed from title to the real estate constituting the Facility Land and (with respect to the transmission lines only) the Retained Morgantown Land Transmission Line Area on which the Facility and other equipment is located, even if physically attached thereto. The parties agree that the Undivided Interest, Components and Replacement Components shall be and shall remain the property of the Ground Sublessor (except as to any Severable Improvement, title to which, in each case, is reserved to the Ground Sublessee) and shall not be or become fixtures or otherwise part of the real estate constituting the Facility Land or (with respect to the transmission lines only) the Retained Morgantown Land Transmission Line Area.

Section 2.2.  Basic Site Sublease Term. The term of this Facility Site
Sublease shall commence on the Closing Date and shall terminate at 11:59 p.m.
(EST) on September 19, 2034 (the "Basic Site Sublease Term"), subject to earlier
                                  ------------------------
termination pursuant to Section 2.5 hereof and extension pursuant to Section 2.3 hereof.

Section 2.3.  Renewal Site Sublease Term. If the Ground Sublessee exercises
              --------------------------
its option to renew the Facility Lease, for one or more Renewal Lease Terms pursuant to Section 15 of the Facility Lease, this Facility Site Sublease shall automatically and without further act by any Person be renewed for a term or terms which shall be coterminous with the Renewal Lease Term(s) under the Facility Lease but in no event beyond the expiration, surrender or termination of the Site Lease Term (each a "Renewal Site Sublease Term" and, together with
                                --------------------------
the Basic Site Sublease Term, the "Site Sublease Term").
                                   ------------------

Section 2.4.  Return of the Ground Interest.

                   (a) Return. Upon any expiration or earlier termination of this Facility Site Sublease, the Ground Sublessee shall return the Ground Interest to the Ground Sublessor by surrendering the Ground Interest into the possession of the Ground Sublessor without representation or warranty other than a warranty that the Ground Interest is free and clear of all Liens other than Permitted Liens and, upon the request of the Ground Sublessor, shall execute, acknowledge and deliver a release and termination of this Facility Site Sublease to be prepared by the Ground Sublessee at its expense and in a form reasonably satisfactory to the Ground Sublessor to be duly recorded at the Ground Sublessee's expense in the appropriate recorder's office located in Charles County, Maryland.

                   (b) Condition Upon Return. In addition to the terms set forth in Section 2.4(a):

          (i) the Facility Site shall be in at least as good condition as on the date hereof, ordinary wear and tear excepted, as if it had been maintained during the Site Sublease Term in compliance with the provisions of this Facility Site Sublease; and

          (ii) the Ground Sublessee shall assign, without representation or warranty, an undivided interest equal to the Owner Lessor's Percentage in any and all licenses and permits of any Governmental Authorities or other Persons that are then in effect in connection with the use, operation or maintenance of the Facility Site and the Retained Morgantown Land Transmission Line Area and which are not already issued in the name of the Ground Sublessor, to the Ground Sublessor or a transferee or designee of the Ground Sublessor, to the extent such assignment is permitted by Requirements of Law and the provisions of such license or permit.

                   (c)   The obligations of the Ground Sublessee under this
Section 2.4 shall survive the termination of this Facility Site Sublease.

Section 2.5. Early Termination. Notwithstanding anything to the contrary in this Facility Site Sublease, the Site Sublease Term shall automatically terminate upon the expiration, cancellation or early termination of the Facility Lease Term without any action of the Ground Sublessor, the Ground Sublessee, or any other Person.

SECTION 3.  SUBORDINATION TO FACILITY SITE LEASE HEREIN

                   (a) This Facility Site Sublease is subject to all the terms and conditions of the Facility Site Lease. Except as otherwise provided herein, the Ground Sublessee shall undertake and perform, for the benefit of the Ground Sublessor, all duties and obligations of the Ground Sublessor under the Facility Site Lease and shall not take any action, or fail to take any action, which action or failure would constitute or result in an event of default under the Facility Site Lease.

                   (b) Except as set forth in this Facility Site Sublease to the contrary, the terms and provisions of the Facility Site Lease as in effect from time to time are incorporated by reference herein in their entirety mutatis mutandis. Without limiting the generality of the foregoing, (i) the Ground Sublessee hereunder shall have rights and obligations under this Facility Site Sublease identical to the rights and obligations of the Ground Lessee (as defined in the Facility Site Lease) under the Facility Site Lease, as in effect from time to time, and (ii) the Ground Sublessor hereunder shall have rights and obligations under this Facility Site Sublease identical to the rights and obligations of the Ground Lessor (as defined in the Facility Site Lease) under the Facility Site Lease, as in effect from time to time. All references in the Operative Documents to terms and provisions of this Facility Site Sublease shall be references to the correlative terms and provisions of the Facility Site Lease as incorporated by reference herein.

                   (c) Notwithstanding anything to the contrary provided in this Facility Site Sublease, the Ground Sublessee shall have none of the rights and obligations of the Ground Sublessor under the Facility Site Lease, and the Ground Sublessor shall have none of the rights and obligations of the Ground Sublessee under the Facility Site Lease, with respect to the following provisions of the Facility Site Lease: Sections 2.1, 2.2, 2.3, 2.4, 2.5(b), 2.6, 2.7, 3.3, 4.2, 4.3, 4.4, 4.5, 7.1, 7.2, 9.3, 10.1 through and including 10.11,
12, 15, 17.2, 17.13, 18 and 19.

SECTION 4.  SUBRENT

                   (a) As subrent for the Ground Interest during the Basic Site Sublease Term, the Ground Sublessee shall pay to the Ground Sublessor subrent equal to the amount of rent payable under the Facility Site Lease for the corresponding period. The subrent for any partial period at the end of the Basic Site Sublease Term shall be prorated on the basis of the actual number of days in such period.

                   (b) As subrent for the Ground Interest during each Renewal Site Sublease Term, the Ground Sublessee shall pay to the Ground Sublessor subrent equal to all rent due and payable under the Facility Site Lease for the corresponding period. Such subrent shall be prorated for any partial period at the end of the Renewal Site Sublease Term on the basis of the actual number of days during such period.

                   (c) The subrent payable during the Basic Site Sublease Term or during each Renewal Site Sublease Term shall be paid as and when due under the Facility Site Lease.

SECTION 5.  LIENS

     The Ground Sublessee hereby covenants that it will not, directly or indirectly, create, incur, assume or suffer to exist any Liens or other encumbrances on or with respect to the Ground Interest, the Facility Site, or the Ground Sublessor's or the Owner Participant's interest therein, as the case may be, except Permitted Encumbrances and Permitted Liens, and the Ground Sublessee shall promptly notify the Ground Sublessor of the imposition of any such Lien, except Permitted Encumbrances and Permitted Liens, of which the Ground Sublessee is aware and shall promptly take such action as may be necessary to fully discharge or release any such Lien.

SECTION 6.  SECURITY FOR THE GROUND SUBLESSOR'S OBLIGATION UNDER THE LESSOR
            NOTES

     In order to secure the Lessor Notes or obligations to the Lease Indenture Trustee, the Ground Sublessor will assign and grant a Lien to the Lease Indenture Trustee of all of the Ground Sublessor's right, title and interest in, to and under this Facility Site Sublease (other than Excepted Payments). The Ground Sublessee hereby consents to such assignment and to the creation of such Lien and security interest (and any sale arising from or in connection with the exercise of remedies) and acknowledges receipt of a copy of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Ground Sublessee under any other circumstances, except as may be otherwise contemplated in the Facility Site Lease. Unless and until the Ground Sublessee shall have received written notice from the Lease Indenture Trustee that the Lien created under the Lease Indenture has been fully released, the Lease Indenture Trustee shall have the right to exercise the rights of the Ground Sublessor under this Facility Site Sublease to the extent set forth in and subject in each case to the exceptions set forth in the Lease Indenture; provided, however, that during the Site Sublease Term, each payment of rent by the Ground Sublessor for the lease of the Ground Interest pursuant to Section 3.1 of the Facility Site Lease and each payment of rent by the Ground Sublessee for the sublease of the Ground Interest pursuant to this Facility Site Sublease shall be automatically offset one against the other, and no amounts shall be payable by the Ground Sublessor or the Ground Sublessee in respect thereof.

SECTION 7.  NONMERGER OF INTERESTS

     The interests of the Ground Sublessee in the Other Ground Interests under the Other Facility Site Subleases shall not merge into any interest in the Ground Interest conveyed by this Facility Site Sublease even though such interests of the Ground Sublessee in the Other Ground Interests and the Ground Interest subleased hereunder are vested in or held directly or indirectly by the same Person, and this Facility Site Sublease shall nonetheless remain in full force and effect in accordance with its terms notwithstanding such vesting or holding unless and until the Person holding such interests shall execute an instrument affecting such merger and shall duly record such instrument. No such instrument of merger shall be executed and recorded unless and until the Lien created under the Lease Indenture has been discharged in accordance with the terms thereof.

SECTION 8.  INSURANCE

     At all times during the Site Sublease Term, the Ground Sublessee shall comply with the requirements of Section 11 of the Facility Lease regarding insurance and the proceeds thereof shall be applied as required by the Facility Lease.

SECTION 9.  CONDEMNATION OR DAMAGE OR DESTRUCTION

                   (a) If at any time the Facility Site or any portion thereof is condemned or transferred in lieu of condemnation, the proceeds of such condemnation or transfer shall be divided among Ground Sublessor and Ground Sublessee in the proportion specified in the Facility Site Lease and the Facility Lease, as applicable.

                   (b) Subject to and without limiting the parties' obligations under the other Operative Documents, if the Facility or any substantial part thereof is damaged or destroyed by any fire or other casualty, the Ground Sublessee shall repair or replace the Facility or any such equipment, to the extent required pursuant to the Facility Lease, and any proceeds received by the Ground Sublessee in connection therewith shall be applied and distributed in accordance with the Facility Lease.

SECTION 10.  HYPOTHECATION/ASSIGNMENT

Section 10.1. Lien on Leasehold Prohibited. Except as expressly permitted pursuant to the Participation Agreement, the Facility Lease, or any other Operative Document, the Ground Sublessee shall not have the right to encumber, mortgage, pledge or hypothecate its interest in this Facility Site Sublease or the Ground Interest or to grant an assignment of the rents, issues and profits from the Ground Interest.

Section 10.2.  Assignment of the Ground Sublessor's Rights. The Ground
Sublessor shall have the right to encumber, mortgage, pledge or hypothecate its interest in this Facility Site Sublease, the Facility Lease or the Ground Interest or to grant an assignment of the rents, issues and profits from this Facility Site Sublease or the Ground Interest (any such encumbrance, mortgage, pledge, hypothecation or assignment, the "Leasehold Lien") in favor of or to a
                                          --------------
Leasehold Mortgage entered into in accordance with the provisions of the Facility Site Lease. The Ground Sublessee specifically acknowledges that, concurrently with the execution and delivery of this Facility Site Sublease, the Ground Sublessor will, as security for the Lessor Secured Obligations (as defined in the Lease Indenture), grant the Lease Indenture Trustee a Lien in and to all of the Ground Sublessor's right, title and interest in, to and under the Ground Interest (other than Excepted Payments). The Ground Sublessee hereby consents to such assignment and creation of such Lien and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Ground Sublessee shall have received written notice from the Lease Indenture Trustee that the Lien of the Lease Indenture have been fully released, the Lease Indenture Trustee under the Lease Indenture shall have the rights of the Ground Sublessor under this Facility Site Sublease to the extent, and subject in each case to the exceptions set forth in, the Lease Indenture.

SECTION 11.  TAXES

          The Ground Sublessee shall pay and indemnify the Ground Sublessor, as provided in and subject to the terms, conditions and limitations in, Section
10.2 of the Participation Agreement with respect to all Taxes imposed upon, or in connection with, or applicable to, the Ground Interest during the Site Sublease Term, this Facility Site Sublease, the Ground Sublessee and those that result upon termination hereof. Such provisions of Section 10.2 of the Participation Agreement shall survive the expiration or termination of this Facility Site Sublease.

SECTION 12.  MISCELLANEOUS

Section 12.1. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices and other communications provided to a party hereto shall be in writing or shall be produced by a telecommunications device capable of creating a written record, and any such notice shall become effective
(a) upon personal delivery thereof, including, without limitation, by overnight mail or next business day or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clause (a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

     If to the Ground Sublessee:

         Southern Energy Mid-Atlantic, LLC
         1155 Perimeter Center West
         Atlanta, Georgia  30338-4780
         Telephone No.: (678) 579-5000
         Facsimile No.: (678) 579-7001
         Attention: President

     with a copy to:

          Southern Energy, Inc.
          1155 Perimeter Center West
          Atlanta, Georgia  30338-4780
          Telephone No.: (678) 579-5000
          Facsimile No.:  (678) 579-6904
          Attention: President, with a copy to General Counsel

     If to the Ground Sublessor:
          Morgantown OL1 LLC
          c/o Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, Delaware 19890-0001
          Telephone No.: (302) 651-1000

          Facsimile No.:  (302) 651-8882
          Attention:  Corporate Trust Administration

     with a copy to the Owner Participant:

          SEMA OP1 LLC
          c/o Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, Delaware 19890-0001
          Telephone No.: (302) 651-1000
          Facsimile No.:  (302) 651-8882
          Attention:  Corporate Trust Administration

     and to the Lease Indenture Trustee:

          State Street Bank and Trust Company of
          Connecticut, National Association
          225 Asylum Street, Goodwin Square
          Hartford, Connecticut  06103
          Attention: Corporate Trust Department

     with a copy to:

          State Street Bank and Trust Company
          2 Avenue de Lafayette
          Boston, Massachusetts  02111
          Telephone No.: (617) 662-1681
          Facsimile No.: (617) 662-1465
          Attention: Corporate Trust Department

Section 12.2.  Governing Law. This Facility Site Sublease was negotiated in the State of New York which the Ground Sublessee and the Ground Sublessor agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and, in accordance with Section 5-1401 of the New York General Obligations Law, in all respects, including matters of construction, validity and performance, this Facility Site Sublease shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, except that
         ------
the provisions for the creation and enforcement of the subleasehold interest created hereby shall be governed by and construed according to the law of the state in which the Facility Site is located, it being understood that, to the fullest extent permitted by the law of the state in which the Facility Site is located, the law of the State of New York shall govern the validity and enforceability of the representations, warranties, covenants and obligations of the Ground Sublessee and the Ground Sublessor under this Facility Site Sublease and all other Operative Documents (excluding the Lessor LLC Agreement and the OP LLC Agreement which shall be governed by and construed as set forth therein) and all of the indebtedness arising hereunder or thereunder. To the fullest extent permitted by law, the Ground Sublessee and the Ground Sublessor hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Facility Site, except as expressly otherwise provided above.

Section 12.3.  Limitation of Liability.   It is expressly understood and agreed
by the parties hereto that (a) this Facility Site Sublease is executed and delivered by the Owner Manager, not individually or personally but solely as Owner Manager of the Ground Sublessor under the Lessor LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Ground Sublessor is made and intended not as a personal representation, undertaking and agreement (as applicable) by the Owner Manager but is made and intended for the purpose of binding only the Ground Sublessor,
(c) nothing herein contained shall be construed as creating any liability on the Owner Manager, individually or personally, to perform any covenant either expressly contained or implied herein, all such liability, if any, being expressly waived by the parties hereto or by any person claiming by, through or under the parties hereto and (d) under no circumstances shall the Owner Manager be personally liable for the payment of any indebtedness or expenses of the Ground Sublessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Ground Sublessor under this Facility Site Sublease.

Section 12.4. Memorandum. A memorandum of the Facility Site Sublease shall be duly recorded against the Facility Site in the appropriate recorder's office located in Charles County, Maryland by the Ground Sublessee, at the Ground Sublessee's expense.

                   (Signatures Appear on Following Page(s))

          IN WITNESS WHEREOF, the parties hereto have caused this Facility Site Sublease Agreement (L1) to be duly executed and delivered under seal by their respective officers thereunto duly authorized.

                                       GROUND SUBLESSOR:

                                       MORGANTOWN OL1 LLC,
                                       a Delaware limited liability company

                                       By:  Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Manager under the Lessor LLC
                                            Agreement


                                       By: /s/ W. Chris Sponenberg
                                           ------------------------------------
                                            Name: W. Chris Sponenberg
                                            Title: Assistant Vice President
                                            Date:  December 19, 2000


                                       GROUND SUBLESSEE:

                                       SOUTHERN ENERGY MID-ATLANTIC, LLC,
                                       a Delaware limited liability company


                                       By: /s/ Raymond Haley
                                           ------------------------------------
                                            Name: Raymond V. Haley
                                            Title: Vice President
                                            Date:  December 19, 2000